RMB FUNDS

RMB Dividend Growth Fund
Class I: RMBDX
Supplement dated December 20, 2019 to the
Prospectus dated June 24, 2019

The following replaces the “Portfolio Managers” section on page 15 of the prospectus:

Portfolio Manager. The Fund is managed by Todd Griesbach, Senior Vice President of the Adviser. Mr. Griesbach has managed the Fund, including the Predecessor Fund, since November 2018.

The following replaces the second paragraph of the “Portfolio Managers” section on page 21 of the statutory prospectus:

The Dividend Growth Fund is managed by Todd Griesbach. Mr. Griesbach has been a senior vice president and portfolio manager with the Adviser since 2011. Previously, Mr. Griesbach worked as an equity analyst in Chicago for Columbia Wanger Asset Management from 2001 to 2009 and Vestor Capital from 2010 to 2011. He has earned the right to use the Chartered Financial Analyst designation.

Please retain this supplement for future reference.

RMB FUNDS

RMB Fund
RMB Mendon Financial Services Fund
RMB Mendon Financial Long/Short Fund
RMB International Fund
RMB Japan Fund

Supplement dated December 20, 2019 to the
Prospectus dated May 1, 2019

Effective immediately, the following disclosure is added to the “Class I Shares” subsection of the section titled “Choosing a Share Class” on page 53 of the Prospectus:

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Class I shares, which are not reflected in the fee tables or the expense examples in the Fund Summaries above.

Class I shares may also be available on brokerage platforms of firms that have agreements with the Distributor to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. If you transact in Class I shares through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker. Shares of each Fund are available in other share classes that have different fees and expenses.

Please retain this supplement for future reference.

RMB FUNDS

RMB Small Cap Fund
RMB SMID Cap Fund
RMB Dividend Growth Fund

Supplement dated December 20, 2019 to the
Prospectus dated June 24, 2019

Effective immediately, the following disclosure is added to the “Shareholder Information” section beginning on page 22 of the Prospectus:

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Class I shares, which are not reflected in the fee tables or the expense examples in each Fund’s Summary section above.

Class I shares may also be available on brokerage platforms of firms that have agreements with the Distributor to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. If you transact in Class I shares through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker.

Please retain this supplement for future reference.